SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                                  -------------

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 14, 2000



                         RECKSON ASSOCIATES REALTY CORP.
                                       and
                       RECKSON OPERATING PARTNERSHIP, L.P.
           (EXACT NAME OF EACH REGISTRANT AS SPECIFIED IN ITS CHARTER)



Reckson Associates Realty Corp.              Reckson Associates Realty Corp.
          Maryland                                     11-3233650
Reckson Operating Partnership, L.P.          Reckson Operating Partnership, L.P.
          Delaware                                     11-3233647
(STATE OR OTHER JURISDICTION OF                  (IRS EMPLOYER ID NUMBER)
 INCORPORATION OR ORGANIZATION)

                                     1-13762
                            (COMMISSION FILE NUMBER)


          225 Broadhollow Road                             11747
           Melville, New York                            (ZIP CODE)
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (516) 694-6900
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     This Current Report on Form 8-K is being filed to refile certain exhibits previously filed as exhibits to the Company's Current Reports on Form 8-K, filed June 25, 1999 and October 25, 1999.

     (C) EXHIBITS

     10.1 Contract of Sale between 54-55 Street Company and Reckson Operating Partnership, L.P.

     10.2 Agreement of Purchase and Sale between NBBRE-919 Third Avenue Associates, L.P. and Reckson Operating Partnership, L.P.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        RECKSON ASSOCIATES REALTY CORP.



                                        By:      /s/ Michael Maturo
                                             ---------------------------
                                             Michael Maturo
                                             Executive Vice President
                                             and Chief Financial Officer


                                        RECKSON OPERATING PARTNERSHIP, L.P.


                                        By:  Reckson Associates Realty Corp.,
                                             its General Partner



                                        By:      /s/ Michael Maturo
                                             ---------------------------
                                             Michael Maturo
                                             Executive Vice President
                                             and Chief Financial Officer

Date:  January 14, 2000